SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 June 15, 2000
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)

                             WORLD DIAGNOSTICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      0-27627                       65-0742342
-------------------           ----------------              --------------------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)


               15271 N.W. 60th AVENUE, MIAMI LAKES, FLORIDA 33014
              -----------------------------------------------------
              (Address of registrant's principal executive offices)

                                 (305) 827-3304
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Items 4.    "Changes in Registrant's Certifying Accountant."

         The following amends and supercedes in its entirety the Form 8-K filed by the Company on June 27, 2000 and Form 8-K/A filed by the Company on August 11, 2000.

         On June 15, 2000, World Diagnostics, Inc. (the "Company") dismissed its independent accountants, PricewaterhouseCoopers LLP, and retained Gerson, Preston & Company, P.A. as the Company's new independent accountants. The decision was made by the Chairman of the Board and President of the Company, and ratified by the Company's Board of Directors.

         PricewaterhouseCoopers LLP audited the Company's consolidated financial statements for the fiscal years ended March 31, 1999 and 1998. Their reports on such consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports of PricewaterhouseCoopers LLP for the fiscal years ended March 31, 1999 and 1998 contained an emphasis of matter paragraph relating to the Company's ability to continue as a "going concern."

         In connection with its audits of the Company's financial statements as of March 31, 1999 and for each of the two years in the period ended March 31, 1999 and through June 15, 2000, there were no disagreements with the Company's former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make a reference to the subject matter of such disagreements in connection with their reports.

         During each of the two fiscal years ended March 31, 1999 and 1998 and through June 15, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Company's former accountants have been requested to furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether the former accountants agree or disagree with the statements made by the Company concerning PricewaterhouseCoopers LLP. The former accountants letter is filed as an exhibit to this Form 8-K/A

         During the Company's fiscal years ended March 31, 1999 and 1998 and through June 15, 2000, neither the Company nor anyone on its behalf has consulted the Company's newly engaged accountants regarding either the application of accounting principles to a specific transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report or oral advice was provided that the Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. During such period, neither the Company nor anyone on its behalf consulted its new accountants on any matter that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          16     Letter Regarding Change in Certifying Accountant.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     WORLD DIAGNOSTICS, INC.
                                                     By: /s/ Ken Peters
                                                     -----------------------
                                                             Ken Peters
                                                             President

Date:  January 26, 2001